UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2014

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

March 31, 2014

FPA New Income, Inc.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Fund Performance

This Semi-Annual Report covers the six-month period ended March 31, 2014. Your Fund's net asset value (NAV) closed at $10.33. Dividends of $0.12 and $0.08 were paid on October 2, 2013 and December 19, 2013, to holders of record on September 30 and December 17, 2013, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund and its benchmarks.

	Periods Ended March 31, 2013
	1 Year	5 Years*	10 Years*	15 Years*	20 Years*	25 Years*	Since 6/30/1984*,†
FPA New Income, Inc.	0.68%	2.14%	3.01%	4.46%	5.13%	6.40%	7.72%
Barclays U.S. Aggregate Bond Index	-0.10%	4.80%	4.46%	5.40%	5.99%	6.86%	7.94%
Consumer Price Index + 100 Basis Points	2.44%	3.11%	3.36%	3.44%	3.41%	3.69%	3.83%

*  Annualized

†  Inception for FPA management was July 11, 1984. Return information for period July 1-July 10, 1984 reflects performance by a manager other than FPA. A benchmark comparison is not available based on the Fund's inception date therefore a comparison using July 1, 1984 is used.

A redemption fee of 2.00% will be imposed on redemptions within 90 days. Expense ratio calculated as of the date of the most recent prospectus is 0.58%. As of March 31, 2014, the 30 day SEC yield was 3.54%.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

Portfolio Commentary

During the past quarter the Fund appreciated 0.58% while the Barclays U.S. Aggregate Bond Index rose 1.84%. The main driver of the Fund's underperformance was the decline in Treasury yields. The 10-year Treasury note declined from 3.04% to 2.73%. This benefited the Index, which continues to have a duration of around 5 years (versus the Fund's duration of less than 2 years).

For the trailing twelve months the Fund gained 0.68% versus a -0.10% loss for the Index. We encourage shareholders interested in a recap of the challenging bond market conditions of 2013 to refer to our last quarterly letter.

From a sector perspective, the Collateralized Mortgage Obligations were the best performer for the quarter followed by the Asset Backed Security holdings, then the corporate bond holdings. Specifically the CMO1 bonds backed by relocation mortgage loans associated with corporate and military relocation programs turned in excellent results. The prepayment speeds started to climb as homeowners were being transferred to another

1  CMO is Collateralized Mortgage Obligation. It is a mortgage-backed bond that separates mortgage pools into different maturity classes.

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LETTER TO SHAREHOLDERS

Continued

location thus causing the existing mortgage loans to be paid off. The worst performing sector for the quarter were our Commercial Mortgage Backed Securities which provided a slightly negative return for the quarter.

Portfolio Activity

The portfolio entered the first quarter 2014 with an elevated level of cash and equivalents, the result of selling assets during the fourth quarter that no longer passed our stress test. By the end of this quarter, we had significantly reduced the level of cash in the portfolio through expanding the portfolio's holdings in Asset Backed Securities (ABS) that are backed by consumer automobile loans and leases. This sector was the largest area of investment during the quarter. The portfolio continued to accumulate Collateralized Mortgages Obligations (CMOs) backed by pools of non-performing residential mortgage loans purchased from commercial banks. Within the high-yield corporate portion of the portfolio, we continued to purchase securities with solid financials and good asset protection, maturities of less than six years, callable in approximately one to two years, and have interest coupons that are so large as to make the prospect of the bond being called very likely. If the bond is not called, we are comfortable owning the security until it matures.

The agency-backed single family mortgage market continues to be very challenging. In general, these bonds do not provide sufficient yield to protect the portfolio in the event interest rates rise by 100 basis points2 over the next year. As we believe this portion of the market offers very limited value at the moment, we continue to sell some of our mortgage holdings. Over the last quarter, several of the portfolio's CMOs backed by very large balance jumbo loans guaranteed by FNMA3 or FHLMC4 were liquidated.

We continue to look across the bond market for investment opportunities to help the portfolio achieve a positive absolute return in any one-year period if interest rates rise 100 basis points and a return that is greater than the Consumer Price Index plus 100 basis points on rolling five-year basis.

Market Commentary

As our fixed income investment team has grown over the past few years, its organization is making adjustments too. Melinda Newman joined the team in January 2013 to head up our corporate credit analysis effort and was instrumental in increasing the portfolio's allocation to high yield corporate credit during the second quarter of 2013. Abhi Patwardhan joined the team in 2010 as a generalist with experience in both structured product and corporate credit and has been the lead analyst in several structured product areas such as our non-agency CMBS investments and non-performing residential loan investments. Starting this year he heads up the structured product investment research segment of the fixed income team.

Both Melinda and Abhi have been key contributors during our quarterly client conference calls. Starting this quarter they will be sharing commentary on their respective areas of market focus in the quarterly client letters.

2  Basis Point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

3  FNMA (Federal National Mortgage Association) is a government-sponsored enterprise (GSE) that was created in 1938 to expand the flow of mortgage money by creating a secondary mortgage market. Fannie Mae is a publicly traded company, currently under conservatorship, which operates under a congressional charter that directs Fannie Mae to channel its efforts into increasing the availability and affordability of homeownership for low-, moderate- and middle-income Americans.

4  FHLMC (Federal Home Loan Mortgage Corp) is a stockholder-owned, government-sponsored enterprise (GSE), currently under conservatorship, chartered by Congress in 1970 to keep money flowing to mortgage lenders in support of homeownership and rental housing for middle income Americans.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Does an increase in intermediate and longer-term Treasury rates present an investment opportunity?

We have long used the shape of the Treasury yield curve as an indicator of investors' views toward the future direction of interest rates. Through history we have observed that when the Treasury yield curve is flat (i.e. short-term interest rates are similar to long-term rates), the next directional move in interest rates is down. However, the timing of this move is uncertain. A flat yield curve, such as in June 2006, when two-year, ten-year and thirty-year Treasury yields were around 5%, tells us the investors are not fearful of inflation and do not require higher interest rates to tie up their money for a longer period of time. Over the subsequent several years interest rates declined and by July 24, 2012 the ten-year Treasury yield was 1.39%.

When the difference between short-term and long-term interest rates is quite large, such as today, investors are exhibiting a different concern. The current 230 basis point spread between yields on the two-year and ten-year Treasury is a little more than 2.5 times the median level of the last 37 years5. Today investors do fear inflation and they are requiring a higher return to tie up their money for a longer period of time. Looking at history, we observe that in similar situations the next significant move in interest rates is up. An example of such a time period is the end of 2002, when a two-year Treasury had a yield of 1.6% and a ten-year Treasury had a yield of 3.8%. By mid-2006 both instruments had a yield of approximately 5.15%. As with the flat yield curve scenario, the timing of the increase in the level of interest rates is unknown.

This leads us to the next question — are we being adequately compensated for the outcome of such an event? The chart below compares the level of interest rates at the lowest point of July 24, 2012 and end of first quarter 2014.

Treasury Maturity	Yield 7/24/2012	Yield 3/31/2014	Change
Two-year	0.22%	0.42%	+0.20%
Three-year	0.28%	0.87%	+0.59%
Five-year	0.54%	1.72%	+1.18%
Seven-year	0.88%	2.30%	+1.42%
Ten-year	1.39%	2.72%	+1.33%
Thirty-year	2.45%	3.56%	+1.11%
Difference between two-year and ten-year	1.17%	2.30%	1.13%

Our first observation is that the difference between the yield on the two-year Treasury and the yield on the ten-year Treasury has changed dramatically and the bulk of the changes in Treasury interest rates occurred in those with maturities of five years and longer. So has the increase in longer-term interest rates over the past two years made the Treasuries more attractive investments? One tool we use to answer this question is a stress test which calculates the total return over a one-year period if we purchased one of those maturities and its yield were to increase by 100 basis points. We use this metric because history tells us that a 100 basis point movement in yields is a normal market event. The stress test, performed on July 24, 2012 and March 31, 2014, shows us that despite the recent increase in overall Treasury yields, investments in Treasuries could easily result in negative returns and the recent rise in yields has not greatly diminished risk of loss.

5  Calculated quarterly since March of 1977

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LETTER TO SHAREHOLDERS

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Treasury Maturity	Impact of an increase in yield by 100 basis points in a 12 month period 7/24/2012	Impact of an increase in yield by 100 basis points in a 12 month period 3/31/2014
Two-year	-0.70%	-0.57%
Three-year	-1.67%	-1.05%
Five-year	-3.27%	-2.07%
Seven-year	-4.71%	-3.13%
Ten-year	-6.47%	-4.80%
Thirty-year	-15.55%	-12.68%

While the increase in the level of Treasury rates has been significant, they are still not at a level that makes them attractive enough for us to invest in them. However, this steepening of the yield curve presents us with some investment opportunities in securities outside of the Treasury sector with two to three year maturities. This opportunity is offset by the fact that the spread one can get above a Treasury for investing in various non-Treasury segments of the market has declined since June 2012 as well. While challenging, the team still feels confident that they can uncover opportunities that fit our investment criteria.

As stated in previous commentaries, given the current market environment, we have kept the effective duration in the one to two year range, with an average life of our holdings between two and three years, and a yield-to-worst of 2-2.5%. The following table looks at the portfolio as of the end of second quarter 2012 and first quarter 2014.

Portfolio	Average Coupon	Average Life	Yield-to-Worst[6]	Effective Duration
June 30, 2012	3.20%	2.44 years	2.46%	1.33 years
March 31, 2014	2.89%	1.99 years	2.01%	1.51 years

Why is the portfolio's effective duration so similar after such a rise in rates? While Treasury interest rates have increased, little has changed as it relates to valuation that warrants any major changes in the portfolio's interest rate risk exposure. With spreads in some sectors tighter, the ability to find investment opportunities with longer durations is also constrained. The result is that we continue to focus on investment ideas that lean toward preservation of capital and as such are willing to accept slightly less yield. Therefore, we have a portfolio with a lower average coupon, shorter average life and lower yield to worst with only a slightly higher effective duration.

The Federal Reserve Bank finances revisited

At this point corporations have reported 2013 year-end earnings. We thought it would be interesting to look at the Federal Reserve from a profit perspective over last year. For 2013, the Federal Reserve reported a net profit of $79 billion which was remitted to the United States Treasury Department, thus assisting in the reduction of the federal budget deficit. The size of the Fed's bond portfolio increased from about $3 trillion to almost $4 trillion, approximately a 33% increase. However, the interest income of the portfolio increased from $78 billion

6  Yield to worst is the lowest possible yield on a callable bond. As of March 31, 2014, the SEC yield was 3.54%. This calculation begins with the Fund's dividend payments for the last 30 days, subtracts fund expenses and uses this number to estimate your returns for a year. The SEC yield is based on the price of the fund at the beginning of the month. The income yield stated here reflects prospective data and thus assumes payments collected by the fund may fluctuate.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

to $85 billion, a far less significant increase. One can deduce that while the assets went up dramatically, the earnings on those assets were lower than on those previously on the bank's books.

Now we move to the not so good news. If the Federal Reserve Bank marked its assets to market, they would have experienced an unrealized loss of $53 billion with $38 billion coming from its mortgage holdings according to the Financial Times article by Robin Harding dated March 14, 2014, the Federal Reserve Bank's Combined Financial Statements for the years ending December 31, 2013 and 2012 and the Independent Auditors Report. As long as the bank chooses not to sell any assets, it can leave them in a held to maturity classification and not mark them to market. Why is there such a large unreported loss in the mortgage holdings? First, the Federal Reserve owns about $522 billion, at amortized cost, of 3% 30-year amortization mortgage pools which have a weighted average coupon for the borrower of about 3.5%. These pools represent approximately 34% of the total Mortgage Backed Security holdings. Looking at TBA pricing7 for this mortgage pool, the price at the beginning of 2013 was $104.78 compared to $94.97 at year-end resulting in a $9.81 loss before interest payments and prepayment activity. As of the end of 2013, the new market rate for borrowing money for a 30-year fixed rate mortgage guaranteed by FNMA or FHLMC was about 4.55% according to the Bank Rate Monitor. Higher mortgage rates usually equate to slower prepayment speeds as the ability to refinance is curtailed and the assumed average life increases. Coupled with rising interest rates, this could result in a large potential negative impact to the price of the bank's holdings. Overall this does not look good either from the standpoint of profitability or the value of bank's assets, two metrics that a private investor would take into account when looking at the soundness and attractiveness of a private bank.

These unrealized losses have the potential to curtail the options available to the Federal Reserve to control the excess reserves (money) in the monetary system it created by printing the money to purchase these securities. Only time will tell if the Quantitative Easing (QE) program created unintended consequences to the nation's monetary system. In our opinion, it introduced an additional level of complexity and risk to the capital markets of the United States and, to a lesser degree, the global capital markets as well. We address these concerns by taking on slightly less interest rate and credit risk in the portfolio.

Quantitative Easing and the risk-on trade: the music is playing and the punch bowl is flowing

The relationship between credit spreads and real GDP8 growth is a favorite topic among academics seeking to improve fickle macroeconomic models with an infusion of data from allegedly efficient financial markets. We are not economists. However, it seems clear to us that there is a significant relationship between high yield credit spreads and real GDP growth. The correlation coefficient9 of the average spread-to-worst for the Barclays U.S. Corporate High Yield Index and quarter-over-quarter real GDP growth in the U.S.10 is -0.60 for the period from November 1998 through March 201411.

7  TBA pricing is used to term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are "to be announced" 48 hours prior to the established trade settlement date.

8  GDP (Gross Domestic Product) is the total market value of all final goods and services produced in a country in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

9  Correlation Coefficient is a measure that determines the degree to which two variable's movements are associated.

10  Using Bloomberg median Q1 2014 quarter-over-quarter real GDP forecast of 1.5% as of 4/22/14

11  Calculated using month-end average spread-to-worst

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Source: Bloomberg, U.S. Bureau of Economic Analysis, Barclays

Note: uses median Q1 2014 quarter-over-quarter (QOQ) real GDP forecast of 1.5% as of 04/22/14; calculated using month-end average spread-to-worst12.

BBB-rated bond spreads, for which we have a longer data set going back to 1953, also have a negative correlation with economic growth. The correlation coefficient for BBB credit spreads13 and quarter-over-quarter real GDP growth was -0.32 for the period from April 1953 through March 2014.

The negative correlation between credit spreads and real GDP growth makes intuitive sense. In periods of strong economic growth, corporate earnings and free cash flow improve, companies de-lever, and the risk of default declines. Risk is lower, and investors demand less compensation for lower risk. Once an economic expansion becomes overheated, complacency sets in, equity and debt valuations become stretched, corporate profits and capital are misallocated, and leverage rises. Then, inflation picks up, and central banks intervene by tightening monetary policy. Earnings decline, leverage increases, and the risk of default rises in the tighter monetary environment. Investors then demand more compensation for greater risk.

QE has disrupted the normal relationship between credit spreads and economic growth. The correlation between high yield spreads and real GDP growth is +0.21 since the November 2010 announcement of QE2, a notable reversal in the relationship from -0.66 for the period from November 1998 through November 2010. The same is true for the correlation between BBB spreads and economic growth, which is +0.13 for the post-QE2

12  Spread-to-Worst: the difference in overall returns between two different classes of securities, or returns from the same class, but different representative securities.

13  BBB credit spreads calculated by subtracting 20-Year Treasury Constant Maturity Rate from the Board of Governors of the Federal Reserve System from Moody's Seasoned Baa Corporate Bond Yield, which includes bonds with maturities between 20 and 30 years. Changes in the 30-Year Constant Maturity Rate were used as a proxy for 20-Year CMT for the January 1987-September 1993 period

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

period vs. -0.32 from April 1953 through November 2010. This means that the worse the economy gets, the more the credit market rallies. There are two possible explanations for this change. The first is that the credit market is correctly forecasting more robust economic growth in the future. The second is that investors are currently too complacent about credit risk. Given deteriorating consensus forecasts for 1Q2014 real GDP growth, declining consensus estimates for 2014 corporate earnings growth, bearish company revenue and earnings guidance, and the generally lackluster track record QE has thus far in stimulating the economy, we believe the latter is the more likely scenario.

We have commented previously on the increasing amount of capital deployed in fixed income strategies with higher credit risk, such as high yield and leveraged loans, as well as nontraditional bond funds, which can take considerable credit risk given unconstrained guidelines. These three bond fund categories comprised 31% of domestic open-end bond fund assets under management at the end of 2013 according to Morningstar, the highest level since 2000. Bank loan fund assets increased 92% to $137 billion in 2013, and nontraditional bond fund assets grew 79% to $122 billion. While the mutual fund market represents only a portion of the overall domestic fixed income market, we believe this increased exposure to credit has likely been replicated among institutional investors, insurance companies, and other fixed income investors. On a broader scale, this can be seen by the high yield allocation in the Barclays Capital U.S. Universal Bond Index's which now tops 8% — the highest percentage since 2003-2006.

Source: Morningstar

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LETTER TO SHAREHOLDERS

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Source: Barclays

The quest for yield has driven investors further out on the risk spectrum and is likely responsible for the notable decrease in yields of below investment grade debt to an all-time low of 5.5%14. Perhaps investors believe increased demand for risk assets will help to support asset prices regardless of the state of the economy or that the shorter duration of high yield bonds and leveraged loans will afford some degree of insulation from interest rate risk

Given fairly weak real GDP growth, high yield spreads of 387 bps (as represented by Barclays U.S. High-Yield Bond Index), which are almost 200 bps inside long-term averages, seem incongruous with the current economic landscape. We are also concerned with anomalies in the term structure of credit spreads, the relationship between spread-to-worst for short, medium, and long duration high yield indices. The term structure of high yield spread-to-worst is normally inverted, and spread for short duration bonds is normally higher than for long duration bonds. Lately this term structure of spreads has been flat, similar to the August 2005-June 2007 period. In that period, the housing bubble was still building. The flat term structure of spreads raises our concerns over the potential for future financial instability, especially when we take into account that the Fed's monetary policy is even more accommodative now than it was in 2005.

14  BofA Merrill Lynch US High Yield Master II Effective Yield was 5.63 as of 3/31/14. https://research.stlouisfed.org/fred2/series/BAMLH0A0HYM2EY

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LETTER TO SHAREHOLDERS

Continued

Source: Barclays

It is our nature as value investors to plan for the worst, but hope for a better outcome. As such, we have deployed capital into credit quite carefully by keeping our duration short, mitigating extension risk, and remaining relatively high in the capital structure of companies we invest in. While we hope that tight credit spreads do portend a return to more robust economic growth, we have planned for an eventual widening of spreads to something more commensurate with a lackluster economic environment and normalization of overly easy monetary policy.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Crowding in short duration bonds

Given the market environment of the past several years, we have maintained a short duration for the portfolio. Unfortunately for us, we are not the only bond investors pursuing this strategy. Having seen last year's sudden increase in interest rates and the losses that such interest rate increases can create for longer duration portfolios, a number of other investment managers have similarly begun buying short duration bonds. Increased demand for short-duration bonds has led to lower risk-adjusted yields for these bonds and has made it more difficult for us to find attractive investment opportunities. This phenomenon can be seen in 15-year amortization agency mortgage pools. We had previously found these mortgages attractive because the 15-year amortization limits the potential duration extension in a rising interest rate environment, a characteristic which has recently led other investors to find these mortgages attractive as well. The increased demand for these mortgages has pushed up pricing resulting in greater risk of negative total returns in an increasing interest rate environment. As an example, the chart below shows the yield and duration for the generic 3.5% coupon, 15-year agency mortgage pool. As shown in the chart, coincident with the May 2013 increase in Treasury yields, the yield on these 15-year mortgages increased. However, the increase in yield is a misleading indicator of the attractiveness of these bonds because the increase in Treasury rates caused an increase in the mortgages' duration too:

Source: Bloomberg

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Due to the increase in duration, despite the higher yield, the riskiness of the mortgages actually increased. The chart below highlights this point by plotting the ratio of the yield to the duration, i.e. how much yield investors receive per unit of duration. Since May 2013, 15-year mortgages have become more expensive as reflected by the fact that investors are now receiving less yield per unit of duration.

Source: Bloomberg

Agency mortgages are emblematic of the recent trend in short-duration bonds which have become more expensive thus making an already difficult investing environment even more challenging for us.

Conclusion

There are two consequences of expensive bonds. The first consequence is that we have to look to new sectors within the fixed income universe to find investment opportunities. Historically, we had deployed a significant amount of our capital in agency mortgages because they were the most attractive securities that met our absolute return criteria. As demonstrated above, these days it is difficult to find agency mortgages that meet our investment criteria. In the absence of attractive absolute value in agency mortgages, we have been able to find attractive absolute value in asset-backed securities, which resulted in a significant increase in the portfolio's exposure to asset-backed securities from June 30, 2013 through March 31, 2014.

The second consequence of expensive bonds is that the portfolio carries a higher cash balance. Typically, the portfolio's cash balance is the inverse of attractive investment ideas. Thus, low cash balances mean that there is significant investment opportunity and high cash balances reflect limited investment opportunity. We have not

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

been able to find enough attractive asset-backed or other fixed income investments to offset the decrease in our agency mortgage investments, which is reflected in the portfolio's higher cash balance.

Having said that, with yields at such a low absolute level, the opportunity cost of holding cash is very small. In other words, by holding cash instead of investing that cash, the income that we are sacrificing is de minimis. With such a low opportunity cost, we would rather hold cash and wait until the market presents us with opportunities to invest your capital at attractive absolute returns versus making sub-optimum relative investments.

With the prospect of higher rates coming into clearer view, now is not the time to bend our investment discipline. We have been employing a portfolio construction tactic of owning bonds that amortize their principal monthly, mature within two to three years or are callable over the next two years. This allows the portfolio to continuously reinvest the capital at progressively higher interest rates as shorter-term interest rates rise while protecting the principal from a negative absolute return. As we saw last year, the opportunity set can change quickly. For example, when the May 2013 increase in interest rates occurred, we pounced on the opportunity to buy corporate bonds at attractive prices. In anticipation of similar opportunities in the future, we will remain disciplined in investing your money so that we can preserve capital to take advantage of that opportunity the moment it arrives.

Thank you for your continued support.

Respectfully submitted,

Thomas H. Atteberry
Chief Executive Officer and Portfolio Manager

April 22, 2014

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Adviser or Distributor.

The Barclays U.S. Aggregate Bond Index is a broad base index and a market capitalization-weighted index and is often used to represent investment grade bonds being traded in the United States. CPI+100 is a measure of the consumer price index (CPI) plus an additional 100 basis points. The CPI, or a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.

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LETTER TO SHAREHOLDERS

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FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund can purchase foreign securities, which are subject to interest rate, currency exchange rate, economic and political risks. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.
PORTFOLIO SUMMARY

March 31, 2014 (Unaudited)

Bonds & Debentures		96.9%
Commercial Mortgage-Backed
Agency Stripped	7.3%
Non-Agency	5.9%
Agency	2.1%
Residential Mortgage-Backed
Agency Pool Fixed Rate	4.6%
Agency Collateralized Mortgage Obligation	17.4%
Non-Agency Collateralized Mortgage Obligation	8.8%
Agency Stripped	2.2%
Agency Pool Adjustable Rate	0.0%
Asset-Backed
Auto	15.4%
Other	10.0%
U.S. Treasuries	14.4%
Corporate	7.0%
Corporate Bank Debt	1.8%
Short-Term Investments		2.9%
Other Assets and Liabilities, net		0.2%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2014
(Unaudited)

Principal Amount
NET PURCHASES
U.S Treasury Note — 2.375% 08/31/14 (1)	$193,000,000
U.S Treasury Note — 2.625% 06/30/14 (1)	$193,000,000
U.S Treasury Note — 2.625% 07/31/14 (1)	$168,000,000
U.S Treasury Note — 1% 05/15/14	$110,000,000
CARDS II TR 2012-4A CL A — 0.605% 9/15/2017 (1)	$75,000,000
GE Capital Credit Card Master Note Trust 2010-1 A — 3.69% 3/15/2018 (1)	$63,545,000
Federal National Mortgage Association 2013-112 CL WA — 3.5% 02/25/43 (1)	$52,946,954
NET SALES
U.S Treasury Note — 0.25% 01/31/14 (2)	$50,000,000
U.S Treasury Note — 1% 01/15/14 (2)	$50,000,000
U.S Treasury Note — 1.75% 03/31/14 (2)	$50,000,000
U.S Treasury Note — 1.25% 03/15/14 (2)	$70,000,000
U.S Treasury Note — 0.25% 04/30/14 (2)	$75,000,000
U.S Treasury Note — 0.75% 12/15/13 (2)	$75,000,000
U.S Treasury Note — 1.875% 02/28/14 (2)	$75,000,000
U.S Treasury Note — 0.25% 03/31/14 (2)	$150,000,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2014 (Unaudited)

BONDS & DEBENTURES	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES AGENCY STRIPPED — 7.3%
Government National Mortgage Association
2004-10	0.0351	1/16/2044	$26,531,811	$6,368
2002-56	0.0425	6/16/2042	218,179	345
2009-119	0.1896	12/16/2049	100,596,653	2,599,417
2010-63	0.1970	5/16/2050	44,355,253	1,063,639
2010-18	0.2221	1/16/2050	56,830,840	1,429,296
2011-10	0.2739	12/16/2045	79,253,420	2,381,565
2008-8	0.3068	11/16/2047	38,591,516	911,532
2008-24	0.3140	11/16/2047	14,427,216	341,781
2008-45	0.3405	2/16/2048	24,093,091	558,237
2007-77	0.3921	11/16/2047	52,224,122	1,736,974
2005-9	0.4247	1/16/2045	6,536,968	142,179
2006-55	0.4815	8/16/2046	28,801,649	918,773
2009-105	0.4979	11/16/2049	35,946,106	1,386,801
2008-48	0.5186	4/16/2048	15,560,652	597,840
2013-72	0.5266	11/16/2047	541,056,061	32,783,777
2004-43	0.5330	6/16/2044	41,741,264	1,038,523
2010-49	0.5569	2/16/2050	79,993,788	2,308,621
2009-71	0.5652	7/16/2049	66,842,826	2,073,464
2004-108	0.5812	12/16/2044	17,991,020	448,696
2009-86	0.5816	9/16/2049	70,569,053	2,086,727
2006-30	0.5924	5/16/2046	6,159,148	365,484
2011-6	0.6269	10/16/2052	198,303,957	6,748,284
2009-49	0.6375	6/16/2049	52,797,954	1,933,461
2013-35	0.6550	1/16/2053	362,176,904	22,867,017
2009-60	0.6647	7/16/2049	64,026,129	2,057,159
2008-92	0.6691	10/16/2048	42,219,476	1,883,411
2010-161 IA	0.6744	12/16/2050	239,356,343	8,310,452
2011-64 IX	0.7034	10/16/2044	67,754,667	3,574,059
2010-28	0.7280	3/16/2050	83,309,133	2,836,676
2013-7	0.7416	5/16/2053	131,194,676	9,367,523
2008-78	0.7481	7/16/2048	11,842,315	614,735
2011-16	0.7711	9/16/2046	103,458,101	4,779,764
2009-4	0.7744	1/16/2049	34,679,286	1,517,912
2010-123	0.8072	9/16/2050	61,261,015	2,861,502
2013-29	0.8295	5/16/2053	127,436,257	8,984,995
2013-1	0.9110	2/16/2054	139,757,244	11,602,059
2010-148 IX	0.9137	10/16/2052	64,932,344	3,155,063
2013-80	0.9200	3/16/2052	64,818,605	5,408,341

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
2009-30	0.9210	3/16/2049	$14,181,814	$678,316
2012-131	0.9293	2/16/2053	112,330,910	9,136,940
2013-13	0.9459	7/16/2047	107,369,300	7,488,364
2013-125	0.9493	10/16/2054	26,842,044	1,584,424
2012-150	0.9557	11/16/2052	99,559,667	7,791,510
2013-30	0.9804	9/16/2053	231,691,139	17,582,902
2011-165	0.9921	10/16/2051	232,714,215	12,378,069
2012-9	0.9945	11/16/2052	172,330,744	16,955,622
2011-49	1.0110	4/16/2045	75,096,927	3,859,982
2012-45	1.0166	4/16/2053	34,888,001	2,675,132
2012-58	1.0292	1/16/2055	233,755,521	18,415,260
2012-35	1.0394	11/16/2052	146,550,400	10,089,922
2012-95	1.0406	2/16/2053	145,060,002	11,675,502
2013-61	1.0466	5/16/2053	158,544,807	12,268,435
2012-79	1.0500	3/16/2053	146,291,100	11,085,939
2012-85	1.0669	9/16/2052	122,340,057	9,736,874
2013-45	1.0754	12/16/2040	126,756,319	8,417,862
2012-25	1.0841	8/16/2052	120,133,331	8,267,456
2011-143	1.0996	4/16/2053	95,528,094	13,057,735
2011-120	1.1237	12/16/2043	115,208,758	12,816,974
2011-78 IX	1.1927	8/16/2046	147,185,394	8,791,383
2011-164	1.2064	4/16/2046	170,659,406	11,133,820
2011-92 IX	1.2071	11/16/2044	33,113,502	2,275,560
2011-149	1.2295	10/16/2046	114,408,535	8,731,659
2012-4	1.4742	5/16/2052	273,215,235	19,100,559
TOTAL AGENCY STRIPPED				$399,678,653
NON-AGENCY — 5.9%
A10 Securitization 2013-2 A†	2.6000	11/15/2027	$11,610,000	$11,620,903
Citigroup Commercial Mortgage Trust
2007-FL3A B†	0.3250	4/15/2022	440,933	437,292
2007-FL3A C†	0.3650	4/15/2022	546,612	541,240
2007-FL3A D†	0.4050	4/15/2022	361,447	357,894
2007-FL3A E†	0.4550	4/15/2022	413,082	406,983
Citigroup Mortgage Loan Trust Inc. 2014-A A	4.0000	1/1/2035	31,019,106	32,024,912
COMM Mortgage Trust 2013-RIA4 A2†	6.0000	6/25/2028	12,099,500	11,753,254
Credit Suisse Mortgage Trust
2007-TF2A B†	0.5050	4/15/2022	401,000	388,970
2007-TF2A A3†	0.4250	4/15/2022	43,257,311	42,564,809
Del Coronado Trust 2013-HDMZ CL M†	5.1545	3/15/2018	9,299,000	9,325,541

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
Lehman Brothers Floating Rate Commercial 2007-LLFA F†	1.1550	6/15/2022	$12,924,000	$12,463,518
LSTAR Commercial Mortgage Trust 2011-1 A†	3.9129	7/25/2017	1,640,302	1,671,583
Monty Parent Issuer LLC
2013-LTR1 A†	3.4700	11/20/2028	9,382,925	9,385,740
2013-LTR1 B†	4.2500	11/20/2028	19,647,987	19,672,547
Motel 6 Trust
2012-MTL6 D†	3.7812	10/5/2017	37,033,000	37,117,254
2012-MTL6 E†	4.2743	10/5/2017	10,061,000	9,767,321
Ores NPL LLC
2014-LV3 CL A†	3.0000	3/27/2024	17,822,000	17,822,000
2013-LV2 CL A†	3.0810	9/25/2025	24,968,347	24,984,077
2014-LV3 CL B†	6.0000	3/27/2024	47,419,000	47,300,452
RREF 2012 LT1 LLC 2013-LT2 CL A†	2.8331	5/22/2028	11,402,556	11,402,556
Starwood Commercial Mortgage Trust 2013-FV1 CL B†	2.1570	8/11/2028	18,051,000	18,063,275
TOTAL NON-AGENCY				$319,072,121
AGENCY — 2.1%
Government National Mortgage Association
2012-22 CL AB	1.6610	2/1/2026	$6,402,229	$6,405,280
2011-49 CL AB	2.8000	4/16/2034	25,496,424	25,856,434
2009-49 CL B	3.4360	6/16/2034	1,133	1,133
2011-120 CL A	3.9291	8/16/2033	38,167,282	39,122,609
2011-143 CL AB	3.9739	3/16/2033	41,270,809	42,317,849
TOTAL AGENCY				$113,703,305
RESIDENTIAL MORTGAGE-BACKED SECURITIES AGENCY POOL FIXED RATE MORTGAGES — 4.6%
Federal Home Loan Mortgage Corporation
J13919	3.5000	12/1/2020	$20,575,636	$21,593,970
J11204	4.5000	11/1/2019	5,423,542	5,761,266
P60959	4.5000	9/1/2020	3,116,299	3,307,172
E01322	5.0000	3/1/2018	4,646,431	4,948,774
G13091	5.0000	6/1/2018	2,206,430	2,341,486
E01642	5.0000	5/1/2019	3,525,128	3,756,835
G14987	5.0000	1/1/2020	4,316,960	4,617,941
G13812	5.0000	12/1/2020	7,679,470	8,150,759
G14979	5.5000	12/1/2018	1,780,228	1,920,668

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
G14187	5.5000	12/1/2020	$13,293,372	$14,318,291
G12139	6.5000	9/1/2019	986,734	1,025,473
A26942	6.5000	9/1/2034	624,103	705,012
G08107	6.5000	1/1/2036	1,990,872	2,247,874
P50543	6.5000	4/1/2037	142,986	157,286
Federal National Mortgage Association
AA0905	4.5000	1/1/2021	3,024,437	3,211,287
995756	5.0000	12/1/2018	8,016,437	8,564,040
735453	5.0000	12/1/2019	4,405,993	4,712,518
AE0126	5.0000	6/1/2020	11,118,893	11,891,322
995861	5.0000	1/1/2021	8,815,978	9,419,255
890122	5.0000	11/1/2021	4,152,943	4,396,928
890083	5.0000	12/1/2021	4,476,138	4,782,977
AE0792	5.0000	1/1/2026	8,433,397	9,020,361
AL4056	5.0000	6/1/2026	25,257,433	27,068,598
257100	5.5000	1/1/2018	772,410	824,123
745500	5.5000	12/1/2018	5,784,023	6,167,619
995327	5.5000	12/1/2019	2,078,046	2,238,804
735521	5.5000	3/1/2020	3,734,546	4,019,454
995284	5.5000	3/1/2020	7,033,248	7,499,693
889318	5.5000	7/1/2020	7,522,027	8,058,498
889069	5.5000	1/1/2021	6,970,804	7,494,590
AE0237	5.5000	11/1/2023	8,143,034	8,750,830
AL4901	5.5000	9/1/2025	11,491,785	12,317,667
745832	6.0000	4/1/2021	14,380,038	15,466,019
AD0951	6.0000	4/1/2021	7,794,575	8,389,613
890225	6.0000	5/1/2023	7,364,415	7,921,754
323282	7.5000	7/1/2028	348,466	401,558
Government National Mortgage Association
782281	6.0000	3/15/2023	3,718,814	4,089,084
TOTAL AGENCY POOL FIXED RATE MORTGAGES				$251,559,399
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 17.4%
Federal Home Loan Bank
00-0986	5.7390	7/20/2014	$9,959,785	$10,101,015
Federal Home Loan Mortgage Corporation
4151 CL YU	2.0000	1/15/2043	23,310,719	18,754,590
4125 CL NA	2.5000	4/15/2042	26,396,148	23,055,800
4141 CL CK	2.5000	12/15/2042	3,673,963	3,113,172

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
4144 CL BY	2.5000	12/15/2042	$23,217,334	$20,233,110
4153 CL KP	2.5000	1/15/2043	21,577,497	19,017,502
3829 CL CD	3.0000	8/15/2024	2,522,904	2,584,917
3806 CL AB	4.0000	2/15/2023	2,573,260	2,594,489
2869 CL JA	4.0000	4/15/2034	11,738	11,735
3992 CL H	4.0000	6/15/2036	186,452	191,044
3877 CL EL	4.0000	8/15/2038	2,393,052	2,409,940
4088 CL LE	4.0000	10/15/2040	14,666,157	15,115,230
2877 CL WA	4.2500	10/15/2034	1,618,302	1,633,206
3578 CL AM	4.5000	9/15/2016	2,419,728	2,500,087
2914 CL JQ	4.5000	5/15/2019	298,251	298,707
2900 CL PC	4.5000	12/15/2019	6,956,626	7,389,270
3439 CL AC	4.5000	4/15/2022	1,466,758	1,476,292
3939 CL D	4.5000	9/15/2041	3,079,531	3,263,804
2509 CL CB	5.0000	10/15/2017	2,579,676	2,704,094
2747 CL DX	5.0000	2/15/2019	5,056,056	5,430,406
3852 CL HA	5.0000	12/15/2021	9,034,585	9,694,561
2494 CL CF	5.5000	9/15/2017	2,727,860	2,900,779
2503 CL B	5.5000	9/15/2017	2,670,995	2,818,274
3808 CL BQ	5.5000	8/15/2025	9,623,634	10,248,208
3806 CL JB	5.5000	2/15/2026	4,668,898	5,112,490
3855 CL HQ	5.5000	2/15/2026	4,982,308	5,345,767
3926 CL GP	6.0000	8/15/2025	5,424,990	5,710,453
3614 CL DY	6.0000	1/15/2032	10,070,913	11,193,417
Federal National Mortgage Association
2013-64 CL TZ	1.5000	3/25/2042	1,881,025	1,868,874
2013-6 CL TA	1.5000	1/25/2043	46,851,435	45,207,334
2013-30 CL CA	1.5000	4/25/2043	28,827,253	27,612,118
2013-30 CL JA	1.5000	4/25/2043	19,623,524	18,707,777
2013-66 CL JA	2.2500	7/25/2043	78,259,773	78,079,932
2011-125 GE	2.5000	12/25/2041	56,095,390	55,131,234
2011-110 BH	3.0000	10/25/2041	3,281,635	3,269,164
2012-73 CL JB	3.5000	1/25/2042	39,707,245	41,496,430
2012-8 CL LE	3.5000	2/25/2042	37,427,241	39,111,253
2012-26 CL ME	3.5000	3/25/2042	50,627,053	52,902,010
2012-41 CL LB	3.5000	4/25/2042	48,565,151	50,788,454
2012-48 CL MB	3.5000	5/25/2042	48,220,975	50,382,905
2012-117 CL AD	3.5000	10/25/2042	67,816,414	69,979,276
2013-112 CL WA	3.5000	2/25/2043	52,946,954	54,597,131
2011-67 CL EA	4.0000	7/25/2021	19,166,263	20,306,656
2012-95 CL AB	4.0000	11/25/2040	8,179,540	8,359,523

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
2012-78 CL PA	4.0000	8/25/2041	$12,895,513	$13,615,727
2012-97 CL MA	4.0000	10/25/2041	11,420,499	11,786,797
2012-81 CL Q	4.0000	8/25/2042	9,095,406	9,500,659
2014-1 CL DA	4.0000	6/25/2043	15,078,945	15,722,345
2009-70 CL NU	4.2500	8/25/2019	6,598,931	6,942,273
2004-90 -CL GA	4.3500	3/25/2034	1,935,379	1,970,429
2012-67 CL PB	4.5000	6/1/2027	10,719,139	11,175,881
2012-40 CL GC	4.5000	12/25/2040	7,236,889	7,450,939
2011-148 CL PB	4.5000	12/25/2041	8,535,796	9,114,063
2003-24 -CL PD	5.0000	4/25/2018	3,098,413	3,285,743
2008-77 CL DA	5.0000	4/25/2023	2,913,205	3,034,074
2010-39 CL PL	5.0000	10/25/2032	2,767,403	2,826,072
2004-60 CL LB	5.0000	4/25/2034	8,830,604	9,600,809
2014-2 CL MC	5.0000	3/25/2042	9,070,416	9,574,658
2003-W17 CL 1A5	5.3500	8/25/2033	2,470,613	2,491,786
2011-19 CL WB	5.5000	10/25/2018	7,237,638	7,791,752
2009-116 CL PA	5.5000	4/25/2024	4,293,188	4,469,681
2002-9 CL PC	6.0000	3/25/2017	2,647,114	2,803,585
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATION				$945,859,703
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 8.8%
Bayview Opportunity Master Fund Trust
2013-2RPL CL A†	3.4721	3/28/2016	$5,489,022	$5,447,672
2013-13NP CL A†	3.7210	6/28/2033	11,108,208	11,021,582
2012-4NR2 CL A†	3.9496	1/28/2034	9,015,753	9,023,884
2013-14NP CL A†	4.2130	8/28/2033	27,432,853	27,628,200
2013-4RPL CL A†	4.4583	7/28/2018	14,753,935	14,946,555
Citicorp Mortgage Securities Inc. 2005-5 CL 2A3	5.0000	8/25/2020	168,787	170,237
Credit Suisse Mortgage Trust 2013-6 1A1†	2.5000	8/25/2043	92,473,135	88,432,318
JP Morgan Mortgage Trust 2013-1 CL 2A2†	2.5000	3/1/2043	37,837,917	36,999,762
Normandy Mortgage Loan Trust 2013-NPL3 A†	4.9486	9/16/2043	35,732,578	35,553,915
Riverview HECM Trust 2007-1 CL A†	0.6200	5/25/2047	35,643,141	31,949,799
Sequoia Mortgage Trust
2013-2 A1	1.8740	2/17/2043	43,618,780	38,263,999
2012-1 1A1	2.8650	1/25/2042	7,674,869	7,573,054

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
Stanwich Mortgage Loan Trust Series
2009-2 A†,*	2.1892	2/15/2049	$552,652	$247,146
2010-1 A†,*	1.2897	9/15/2047	839,928	424,836
2010-2 A†,*	7.5851	2/28/2057	3,981,252	2,007,347
2010-3 A†,*	1.3103	7/31/2038	2,667,316	1,334,458
2010-4 A†,*	1.0254	8/31/2049	3,059,310	1,544,952
2011-1 A†,*	3.8944	6/30/2039	5,309,279	2,800,268
2011-2 A†,*	2.8890	9/15/2050	3,470,445	1,857,396
2012-NPL4 CL A†	2.9814	10/15/2042	7,145,095	7,162,160
2012-NPL5 CL A†	2.9814	10/16/2042	10,153,366	10,162,890
2013-NPL1 CL A†	2.9814	2/16/2043	30,465,639	30,744,259
2013-NPL2 CL A†	3.2282	4/16/2059	38,559,120	38,559,081
US Residential Opportunity Fund Trust 2014-4A†	3.4656	3/25/2034	11,870,000	11,910,714
Vericrest Opportunity Loan Transferee
2013-3A A†	3.2216	5/27/2053	14,638,720	14,520,641
2014-NPL1 A1†	3.6250	10/27/2053	10,667,159	10,691,517
2014-NPL2 A1†	3.6250	11/25/2053	13,273,359	13,303,699
2014-NPL3 A1†	3.2500	11/25/2053	17,375,000	17,396,696
Wells Fargo Mortgage-Backed Securities Trust 2006-5 2A1	5.2500	4/25/2021	6,392,118	6,689,352
TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION				$478,368,389
AGENCY STRIPPED — 2.2%
PRINCIPAL ONLY SECURITIES
Federal Home Loan Mortgage Corporation 217	6.5000	1/1/2032	$493,458	$454,521
INTEREST ONLY SECURITIES —
Federal Home Loan Mortgage Corporation
3714 TI	2.2500	8/15/2015	41,938,930	1,054,663
3935 LI	3.0000	10/15/2021	6,843,766	573,403
3948 AI	3.0000	10/15/2021	8,544,932	725,465
3956 KI	3.0000	11/15/2021	18,905,879	1,671,062
3968 AI	3.0000	12/15/2021	7,123,437	626,784
3992 OI	3.0000	1/15/2022	5,567,678	470,909
3994 EI	3.0000	2/15/2022	12,617,388	1,134,856
3998 KI	3.0000	11/15/2026	21,476,946	2,577,092
3994 AI	3.0000	2/1/2027	13,118,538	1,176,536
4100 EI	3.0000	8/15/2027	99,015,932	11,926,429
3706 AI	3.5000	7/15/2020	9,888,940	601,006

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
3722 AI	3.5000	9/15/2020	$12,244,262	$1,046,042
3735 AI	3.5000	10/15/2020	5,919,214	527,952
3874 DI	3.5000	10/15/2020	10,364,410	692,271
3893 DI	3.5000	10/15/2020	7,526,618	509,436
3753 CI	3.5000	11/15/2020	2,715,075	247,640
3755 AI	3.5000	11/15/2020	11,175,888	997,326
3760 KI	3.5000	11/15/2020	8,883,687	730,251
3784 BI	3.5000	1/15/2021	7,501,778	702,565
3874 BI	3.5000	6/15/2021	6,220,078	597,937
3893 BI	3.5000	7/15/2021	5,236,220	485,599
3909 KI	3.5000	7/15/2021	4,522,812	421,100
3938 IO	3.5000	10/15/2021	31,377,815	3,072,945
3714 TI	3.5000	4/25/2024	11,211,140	839,192
3778 GI	3.5000	6/15/2024	5,882,968	503,788
3854 GI	3.5000	11/15/2024	4,363,031	280,110
3852 YI	3.5000	3/15/2025	14,497,517	1,199,822
3763 NI	3.5000	5/15/2025	4,843,069	487,091
3904 QI	3.5000	5/15/2025	5,268,629	483,386
3909 UI	3.5000	8/15/2025	8,299,407	716,670
3904 NI	3.5000	8/15/2026	10,977,588	1,433,762
3930 AI	3.5000	9/15/2026	14,146,788	2,042,595
4018 AI	3.5000	3/15/2027	24,506,541	3,210,161
3684 CI	4.5000	8/15/2024	28,523,202	2,832,922
3917 AI	4.5000	7/15/2026	40,177,007	5,589,956
217	6.5000	1/1/2032	475,148	96,737
Federal National Mortgage Association
2011-88 BI	3.0000	11/25/2020	4,576,533	270,050
2011-141 EI	3.0000	7/25/2021	19,011,824	1,446,026
2012-8 TI	3.0000	10/25/2021	8,843,222	685,809
2011-113 GI	3.0000	11/25/2021	8,499,728	659,738
2011-129 AI	3.0000	12/25/2021	11,503,375	944,785
2012-8 UI	3.0000	12/25/2021	28,209,726	2,326,278
2011-137 AI	3.0000	1/25/2022	15,096,867	1,213,790
2011-138 IG	3.0000	1/25/2022	17,928,337	1,538,149
2011-145 IO	3.0000	1/25/2022	23,280,626	1,892,848
2012-78 AI	3.0000	2/25/2022	14,258,940	1,100,264
2012-23 IA	3.0000	3/25/2022	10,650,643	920,855
2012-32 AI	3.0000	4/25/2022	17,290,582	1,520,522
2012-53 CI	3.0000	5/25/2022	26,496,701	2,353,238
2012-147 AI	3.0000	10/25/2027	36,551,441	4,770,800
2012-145 DI	3.0000	1/25/2028	20,111,067	2,640,983
2012-149 CI	3.0000	1/25/2028	53,452,833	6,906,523

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
2010-128 LI	3.5000	11/25/2020	$14,209,831	$1,183,611
2011-75 BI	3.5000	11/25/2020	7,770,073	528,176
2011-78 LI	3.5000	11/25/2020	20,115,023	1,253,824
2010-145 BI	3.5000	12/25/2020	7,074,840	620,187
2011-61 BI	3.5000	7/25/2021	6,058,861	589,568
2011-66 QI	3.5000	7/25/2021	10,702,780	990,554
2010-104 CI	3.5000	10/25/2021	18,112,254	1,692,500
2011-104 DI	3.5000	10/25/2021	30,287,677	2,719,467
2011-110 AI	3.5000	11/25/2021	12,816,629	1,179,741
2011-118 IC	3.5000	11/25/2021	33,544,476	3,180,033
2011-125 DI	3.5000	12/25/2021	23,461,511	2,287,636
2011-143 MI	3.5000	1/25/2022	9,789,698	850,835
2012-2 MI	3.5000	2/25/2022	14,469,451	1,428,463
2010-137 BI	3.5000	2/25/2024	5,359,479	356,500
2011-75 AI	3.5000	1/25/2025	20,867,588	1,723,853
2011-66 BI	3.5000	3/25/2025	2,615,448	196,845
2011-80 KI	3.5000	4/25/2025	10,756,604	961,239
2011-67 CI	3.5000	8/25/2025	5,206,986	523,197
2011-22 IC	3.5000	12/25/2025	10,148,229	1,113,996
2011-101 EI	3.5000	10/25/2026	22,610,236	3,076,141
2011-69 TI	4.0000	5/25/2020	7,245,873	486,457
2010-89 LI	4.0000	8/25/2020	11,196,626	976,579
2010-104 CI	4.0000	9/25/2020	4,997,035	440,651
2011-67 EI	4.0000	7/25/2021	12,496,661	1,025,976
2010-110 IH	4.5000	10/25/2018	13,729,897	1,061,531
2009-70 IN	4.5000	8/25/2019	19,760,289	1,353,084
2008-15 JI	4.5000	6/25/2022	4,075,270	152,539
2010-114 CI	5.0000	4/25/2018	17,932,838	1,370,585
2010-30	5.0000	5/25/2018	7,358,099	575,715
2003-64 XI	5.0000	7/25/2033	1,323,833	199,294
TOTAL RMBS AGENCY STRIPPED				$118,029,417
AGENCY POOL ADJUSTABLE RATE MORTGAGES — 0.0%
Federal National Mortgage Association 865963	2.2980	3/1/2036	$2,086,776	$2,199,274
ASSET-BACKED — AUTO — 15.4%
American Credit Acceptance Receivables 2014-1 A†	1.1400	3/12/2018	$5,443,637	$5,444,307
AmeriCredit Automobile Receivables Trust
2014-1 A1	0.2100	3/9/2015	25,145,000	25,145,302

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
2013-5 A1†	0.2500	4/8/2014	$16,461,245	$16,461,782
2013-2 A2	0.5300	11/8/2016	28,096,815	28,106,669
2014-1 A2	0.5700	6/8/2017	36,935,000	36,934,018
2013-1 A2†	0.6300	6/8/2016	15,754,324	15,752,588
2013-4 A2	0.7400	11/8/2016	47,905,095	47,934,193
2011-1 B	2.1900	2/8/2016	2,745,297	2,748,197
2011-4 B	2.2600	9/8/2016	7,952,000	8,008,384
2011-2 C	3.1900	10/8/2016	8,580,000	8,710,673
2010-3 C	3.3400	4/8/2016	4,989,604	5,040,175
2010-3 D	4.9800	1/8/2018	13,735,000	14,440,567
2010-1 C	5.1900	8/17/2015	954,224	962,717
2010-2 D	6.2400	6/8/2016	6,990,000	7,265,895
Credit Acceptance Auto Loan Trust 2012-1A B†	3.1200	3/16/2020	4,500,000	4,527,668
Carmax Auto Owner Trust 2014-1 A2
2014-1 A1	0.1900	2/17/2015	19,778,296	19,775,050
2014-1 A2	0.4700	2/15/2017	40,000,000	39,843,452
DT Auto Owner Trust
2014-1A B†	1.4300	3/15/2018	5,730,000	5,719,363
2012-2A B†	1.7800	6/15/2017	9,548,000	9,591,761
2012-2A B†	1.8500	4/17/2017	5,545,587	5,549,489
Exeter Automobile Receivables Trust 2013-2A A
2013-2A A†	1.4960	11/15/2017	24,887,755	24,971,667
2014-1A A†	1.2900	5/15/2018	40,830,261	40,938,792
Fifth Third Auto Trust
2014-1 A1	0.2000	3/16/2015	18,444,878	18,445,523
2014-1 A2	0.4600	8/15/2016	42,380,000	42,380,347
First Investors Auto Owner Trust
2013-3A A1†	0.3300	11/17/2014	1,057,885	1,057,977
2013-3A A2†	0.8900	9/15/2017	6,856,000	6,859,060
Ford Credit Auto Owner Trust 2014-A A1†	0.2300	1/15/15	10,469,214	10,469,475
Honda Auto Receivables Owner Trust
2014-1 A1	0.1900	3/23/2015	29,265,088	29,265,088
2014-1 A2	0.4100	8/22/2016	42,000,000	41,996,825
Hyundai Auto Receivables Trust	0.2400	2/17/2015	12,761,932	12,761,303
Mercedes-Benz Auto Lease
2012 A A4	1.0700	11/15/2017	3,960,000	3,961,076
2013 A A3	0.5900	2/15/2016	37,803,000	37,840,115
Nissan Auto Lease Trust 2012 A A3	0.9800	5/15/2015	20,949,090	20,968,344
Nissan Auto Receivables Owner Trust 2013-C A1
2013-C CL A1	0.2300	12/15/2014	3,329,846	3,329,618
2014-A CL A1	0.1900	2/17/2015	16,705,545	16,706,130

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
Prestige Automobile Receivables Trust
2014-1A A2†	0.9700	3/15/2018	$16,390,000	$16,387,838
2013-1A A2†	1.0900	2/15/2018	16,363,341	16,393,886
2014-1A A3†	1.5200	4/15/2020	17,250,000	17,246,452
Santander Drive Auto Receivables Trust
2013-5 A1	0.2600	11/17/2014	5,913,001	5,913,170
2014-1 1 A1	0.2700	1/15/2015	16,778,661	16,779,742
2013-1 A2	0.4800	2/16/2016	3,659,302	3,659,588
2013-3 A2	0.5500	9/15/2016	20,794,073	20,802,565
2013-1 A3	0.6200	6/15/2017	28,000,000	28,010,528
2014-1 A2A	0.6600	7/17/2017	24,276,000	24,279,459
2012-6 A2	0.8300	9/15/2015	1,928,564	1,928,702
2014-1 A3	0.8700	1/16/2018	19,425,000	19,434,652
2013-4 A2	0.8900	9/15/2016	2,634,049	2,637,776
2012-4 A3	1.0400	8/15/2016	5,435,103	5,444,898
2012-3 A3	1.0800	4/15/2016	7,204,161	7,212,579
Volkswagen Auto Loan Enhanced Trust 2013-2 A1	0.3500	11/20/2014	7,512,412	7,512,142
Volkswagen Auto Lease Trust 2014-A A1	0.2000	2/20/2015	17,236,727	17,235,138
Westlake Automobile Receivables Trust 2013-1A A1†	0.5500	10/15/2014	5,472,131	5,474,152
TOTAL ASSET-BACKED — AUTO				$836,266,857
ASSET-BACKED — OTHER — 10.0%
CARDS II TR 2012-4A A†	0.6050	9/15/2017	$75,000,000	$75,074,303
CLI Funding LLC 2012-1A†	4.2100	12/18/2022	40,841,585	41,006,993
Chesapeake Funding LLC†	0.5756	3/7/2026	29,025,000	29,025,348
GE Capital Credit Card Master Note Trust 2010-1 A	3.6900	3/15/2018	63,545,000	65,411,456
Global Tower Partners Acquisition Partners†	4.7040	5/15/2018	15,981,000	16,212,405
HFG HEALTHCO-4 LLC 2011-1A A†	2.4053	6/2/2017	16,552,000	16,806,024
HLSS Servicer Advance Receivables Back
2013-T4 AT4†	1.1830	8/15/2044	1,095,000	1,092,810
2014-T1 AT1†	1.3104	1/17/2045	19,425,000	19,432,207
2013-T2 B2†	1.4953	5/16/2044	8,050,000	8,010,025
2013-T1 A2†	1.4953	1/16/2046	24,512,000	24,450,720
2013-T1 B2†	1.7436	1/16/2046	5,750,000	5,728,869
2013-T5 BT5†	2.2761	8/15/2046	9,300,000	9,310,230
2012-T2 B2†	2.4800	10/15/2045	14,078,000	14,289,339
Insite Issuer LLC†	8.5950	8/15/2043	11,613,000	12,059,116
MMAF Equipment Finance LLC 2013-AA A2†	0.6900	5/9/2016	20,656,000	20,667,053

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
PFS Financing Corpation
2013-B A†	0.6550	4/17/2017	$4,000,000	$4,002,083
2014-AA A†	0.7545	2/15/2019	26,000,000	25,999,969
2012-BA B†	0.8550	10/17/2016	18,795,000	18,835,644
2011-BA A†	1.6550	10/17/2016	4,710,000	4,737,017
2011-BA B†	2.4050	10/17/2016	4,000,000	4,013,896
Panhandle-Plains Student Finance Corp 2001-1 CL A2	1.6560	12/1/2031	5,900,000	5,811,500
Progresso Receivables Funding I LLC 2013-A CL A†	4.0000	7/9/2018	14,984,000	15,021,460
Global SC Finance SRL 2012-1A CL A†	4.1100	7/17/2027	8,945,834	9,048,174
Store Master Funding LLC 2012-1A CLA†	5.7700	8/20/2042	16,865,287	18,181,623
TAL Advantage LLC 2006-1A†	0.3440	4/20/2021	9,583,335	9,419,843
Textainer Marine Containers Ltd 2012-1A A†	4.2100	4/15/2027	14,017,310	14,031,840
Triton Container Finance LLC 2006-1A†	4.2100	5/14/2027	6,344,681	6,368,220
Unison Ground Lease Fund†	5.7800	3/16/2020	10,932,000	10,953,918
Unison Ground Lease Fund†	6.2680	3/16/2020	3,768,000	3,686,574
Unison Ground Lease Fund†	9.5220	4/15/2020	19,600,000	21,988,064
WCP Issuer LLC 2013-1 CL B†	6.6570	8/15/2020	15,347,000	16,115,546
TOTAL ASSET-BACKED — OTHER				$546,792,269
U.S. TREASURY NOTES — 14.4%
U.S Treasury Note	0.1250	7/31/2014	$38,000,000	$38,007,421
U.S Treasury Note	0.2500	5/31/2014	36,000,000	36,011,250
U.S Treasury Note	0.2500	6/30/2014	3,000,000	3,001,392
U.S Treasury Note	0.5000	8/15/2014	18,000,000	18,028,741
U.S Treasury Note	1.0000	5/15/2014	110,000,000	110,124,608
U.S Treasury Note	2.3750	8/31/2014	193,000,000	194,815,030
U.S Treasury Note	2.6250	6/30/2014	193,000,000	194,226,978
U.S Treasury Note	2.6250	7/31/2014	168,000,000	169,424,069
U.S Treasury Note	4.7500	5/15/2014	18,000,000	18,100,987
TOTAL U.S. TREASURY NOTES				$781,740,476
CORPORATE BONDS & DEBENTURES — 7.0%
Boart Longyear Management Pty Ltd†	10.0000	10/1/2018	$21,104,000	$21,895,400
British Airways plc†	5.6250	6/20/2020	8,375,000	8,909,325
Colgate Palmolive Co.	1.2500	5/1/2014	1,084,000	1,084,849
Colgate Palmolive Co.	0.6000	11/15/2014	4,968,000	4,976,243

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

BONDS & DEBENTURES — Continued	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
Continental Airlines Company
1997-1 1A	7.4610	4/1/2015	$796,692	$804,659
2000-1	8.3880	11/1/2020	8,231,954	8,577,696
Delta Airlines
2012-1B†	6.8750	5/7/2019	2,158,901	2,358,599
N671US†	7.5000	9/15/2020	17,745,840	17,834,569
Everest ACQ LLC / Finance	6.8750	5/1/2019	3,803,000	4,108,381
Denbury Resources Inc.	8.2500	2/15/2020	20,771,000	22,588,462
Fidelity National Information Services	7.8750	7/15/2020	14,162,000	15,283,836
HD Supply Inc.	8.1250	4/15/2019	45,225,000	50,425,875
HD Supply Inc.	11.0000	4/15/2020	6,287,000	7,465,813
Nielsen Finance LLC Co.	7.7500	10/15/2018	51,409,000	55,007,630
Northwest Airlines
1999-2 B	7.9500	9/1/2016	2,557,426	2,634,148
1999-2 C	8.3040	9/1/2019	8,254,799	6,273,647
2000-1 G	7.1500	10/1/2020	16,625,242	18,266,985
Procter & Gamble Co.
Procter & Gamble Co.	0.7000	8/15/2014	22,968,000	23,003,534
Procter & Gamble Co.	3.5000	2/15/2015	22,990,000	23,609,242
Procter & Gamble Co.	4.9500	8/15/2014	1,965,000	1,998,736
Thompson Creek Metals Co Inc.	9.7500	12/1/2017	25,377,000	28,105,028
US Airways PT Trust
1998-1B	7.3500	7/30/2019	6,946,240	7,328,283
1998-1C	6.8200	1/30/2016	17,414,053	17,109,307
1999-1C	7.9600	1/20/2018	5,038,051	4,977,594
Woodbine Acquisition LLC†	12.0000	5/15/2016	27,128,000	28,755,680
TOTAL CORPORATE BONDS & DEBENTURES				$383,383,521
CORPORATE BANK DEBT — 1.8%
Kar Auction Services Term Loan BL1252123†	3.7500	9/28/2017	$14,972,000	$15,035,332
La Frontera Generation Term Loan B†	4.5000	9/30/2020	30,036,030	30,103,311
Nielsen Finance LLC Term Loan LN 284932†	2.9065	5/1/2016	11,655,198	11,666,736
OCI Beaumont LLC Term Loan B1†	6.2500	8/20/2019	16,511,660	16,682,390
Toys R Us Property Term Loan†	6.0000	8/21/2019	25,412,310	24,395,055
TOTAL CORPORATE BANK DEBT				$97,882,824
TOTAL INVESTMENT SECURITIES — 96.9% (Cost $5,363,633,935)				$5,274,536,208

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

	Coupon Rate (%)	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 2.9% (Cost $158,111,467)
Exxon Mobil Corporation	0.0500	4/7/2014	$50,000,000	$49,999,583
Exxon Mobil Corporation	0.0600	4/2/2014	70,000,000	69,999,884
State Street Bank Repurchase Agreement — 0.00% 04/01/14 (Dated 03/31/2014, repurchase price of $38,112,000, collateralized by $38,350,000 principal amount U.S. Treasury Note — 3.625% 2044, fair value $38,877,313)	0.0000	4/1/2014	38,112,000	38,112,000
TOTAL SHORT-TERM INVESTMENTS				$158,111,467
TOTAL INVESTMENTS — 99.8% (Cost $5,521,745,402)				$5,432,647,675
Other assets and liabilities, net — 0.2%				10,714,724
TOTAL NET ASSETS — 100.0%				$5,443,362,399

*  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted 0.19% of total net assets at March 31, 2014

†  Restricted securities. These restricted securities constituted 28.82% of total net assets at March 31, 2014, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors. A full listing of all of the Fund's restricted securities can be found beginning on page 29.

FPA NEW INCOME, INC.
RESTRICTED SECURITIES

March 31, 2014 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Securitization 2013-2 A	10/30/2013	$11,607,887	$11,620,903	0.21%
Citigroup Commercial Mortgage Trust 2007-FL3A B	1/28/2014	432,115	437,292	0.01%
Citigroup Commercial Mortgage Trust 2007-FL3A C	1/28/2014	531,580	541,240	0.01%
Citigroup Commercial Mortgage Trust 2007-FL3A D	1/28/2014	351,055	357,894	0.01%
Citigroup Commercial Mortgage Trust 2007-FL3A E	1/28/2014	400,302	406,983	0.01%
COMM Mortgage Trust 2013-RIA4 A2	11/18/2013	11,753,254	11,753,254	0.22%
Credit Suisse Mortgage Trust 2007-TF2A B	1/29/2014	386,213	388,970	0.01%
Credit Suisse Mortgage Trust 2007-TF2A A3	1/29/2014, 1/30/214	41,986,627	42,564,809	0.78%
Del Coronado Trust 2013-HDMZ CL M	4/1/2013, 11/13/2013	9,327,664	9,325,541	0.17%
Lehman Brothers Floating Rate Commercial 2007-LLFA F	2/8/2013	12,213,180	12,463,518	0.23%
LSTAR Commercial Mortgage Trust 2001-1 A	6/23/2011	1,640,788	1,671,583	0.03%
Monty Parent Issuer LLC 2013-LTR1 A	11/14/2013	9,382,277	9,385,740	0.17%
Monty Parent Issuer LLC 2013-LTR1 B	11/14/2013	19,585,143	19,672,547	0.36%
Motel 6 Trust 2012-MTL6 D	11/2/2012, 3/12/2013, 3/14/2013	37,118,870	37,117,254	0.68%
Motel 6 Trust 2012-MTL6 E	11/2/2012	10,060,970	9,767,321	0.18%
Ores NPL LLC 2014-LV3 CL A	3/21/2014	17,822,000	17,822,000	0.33%
Ores NPL LLC 2013-LV2 CL A	8/9/2013	24,968,348	24,984,077	0.46%
Ores NPL LLC 2014-LV3 CL B	3/21/2014	47,289,925	47,300,452	0.87%
RREF 2012 LT1 LLC 2013-LT2 CL A	3/20/2013	11,402,547	11,402,556	0.21%
Starwood Commercial Mortgage Trust 2013-FV1 CL B	7/30/2013	18,051,000	18,063,275	0.33%
Bayview Opportunity Master Fund Trust 2013-2RPL CL A	4/11/2013	5,489,020	5,447,672	0.10%
Bayview Opportunity Master Fund Trust 2013-13NP CL A	6/10/2013	11,108,208	11,021,582	0.20%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2014 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Bayview Opportunity Master Fund Trust 2012-4NR2 CL A	1/17/2014	$9,015,753	$9,023,884	0.17%
Bayview Opportunity Master Fund Trust 2013-14NP CL A	7/24/2013	27,432,853	27,628,200	0.51%
Bayview Opportunity Master Fund Trust 2013-4RPL CL A	8/9/2013	14,753,934	14,946,555	0.27%
Credit Suisse Mortgage Trust 2013-6 1A1	7/26/2013	90,161,307	88,432,318	1.62%
JP Morgan Mortgage Trust 2013-1 CL 2A2	3/25/2013	38,469,452	36,999,762	0.68%
Normandy Mortgage Loan Trust 2013-NPL3 A	8/28/2013	35,732,578	35,553,915	0.65%
Riverview HECM Trust 2007-1 CL A	1/9/2013	32,435,259	31,949,799	0.59%
Stanwich Mortgage Loan Trust Series 2009-2 A	9/22/2011	245,706	247,146	0.00%
Stanwich Mortgage Loan Trust Series 2010-1 A	4/22/2010, 9/22/2011	349,520	424,836	0.01%
Stanwich Mortgage Loan Trust Series 2010-2 A	5/21/2010, 9/22/2011	2,042,535	2,007,347	0.04%
Stanwich Mortgage Loan Trust Series 2010-3 A	6/2/2010, 9/22/2011	1,120,766	1,334,458	0.02%
Stanwich Mortgage Loan Trust Series 2010-4 A	8/4/2010, 9/22/2011	1,424,491	1,544,952	0.03%
Stanwich Mortgage Loan Trust Series 2011-1 A	5/10/2011, 9/22/2011	2,409,757	2,800,268	0.05%
Stanwich Mortgage Loan Trust Series 2011-2 A†	6/10/2011, 9/22/2011	1,309,183	1,857,396	0.03%
Stanwich Mortgage Loan Trust Series 2012-NPL4 CL A	9/24/2012	7,145,095	7,162,160	0.13%
Stanwich Mortgage Loan Trust Series 2012-NPL5 CL A	11/5/2012, 11/20/2012, 3/12/2013	10,160,116	10,162,890	0.19%
Stanwich Mortgage Loan Trust Series 2013-NPL1 CL A	2/15/2013	30,464,590	30,744,259	0.56%
Stanwich Mortgage Loan Trust Series 2013-NPL2 CL A	5/31/2013	38,559,119	38,559,081	0.71%
US Residential Opportunity Fund Trust 2014-4A	3/14/2014	11,870,000	11,910,714	0.22%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2014 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Vericrest Opportunity Loan Transferee 2013-3A A	5/9/2013, 8/29/2013	$14,504,334	$14,520,641	0.27%
Vericrest Opportunity Loan Transferee 2014-NPL1 A1	2/20/2014, 3/25/2014	10,667,159	10,691,517	0.20%
Vericrest Opportunity Loan Transferee 2014-NPL2 A1	2/20/2014, 3/25/2014	13,273,359	13,303,699	0.24%
Vericrest Opportunity Loan Transferee 2014-NPL3 A1	3/14/2014	17,375,000	17,396,696	0.32%
American Credit Acceptance Receivables 2014-1 A	1/7/2014	5,443,374	5,444,307	0.10%
AmeriCredit Automobile Receivables Trust 2013-5 A1	11/5/2013	16,461,245	16,461,782	0.30%
AmeriCredit Automobile Receivables Trust 2013-1 A2	1/15/2013	15,753,805	15,752,588	0.29%
Credit Acceptance Auto Loan Trust 2012-1A B	3/22/2012	4,499,265	4,527,668	0.08%
DT Auto Owner Trust 2014-1A B	1/14/2014	5,729,040	5,719,363	0.11%
DT Auto Owner Trust 2012-2A B	9/17/2013	9,547,310	9,591,761	0.18%
DT Auto Owner Trust 2012-2A B	7/17/2012	5,545,302	5,549,489	0.10%
Exeter Automobile Receivables Trust 2013-2A A	9/11/2013	24,887,419	24,971,667	0.46%
Exeter Automobile Receivables Trust 2014-1A A	1/29/2014	40,826,648	40,938,792	0.75%
First Investors Auto Owner Trust 2013-3A A1	11/6/2013	1,057,885	1,057,977	0.02%
First Investors Auto Owner Trust 2013-3A A2	11/6/2013	6,855,506	6,859,060	0.13%
Ford Credit Auto Owner Trust 2014-A A1	1/14/2014	10,469,214	10,469,475	0.19%
Prestige Automobile Receivables Trust 2014-1A A2	3/18/2014	16,388,051	16,387,838	0.30%
Prestige Automobile Receivables Trust 2013-1A A2	8/27/2013, 10/10/2013	16,375,760	16,393,886	0.30%
Prestige Automobile Receivables Trust 2014-1A A3	3/18/2014	17,249,017	17,246,452	0.32%
Westlake Automobile Receivables Trust 2013-1A A1	9/18/2013	5,472,132	5,474,152	0.10%
CARDS II TR 2012-4A A	11/26/2013	75,105,469	75,074,303	1.38%
CLI Funding LLC 2012-1A	6/14/2012	40,836,525	41,006,993	0.75%
Chesapeake Funding LLC	3/4/2014	29,025,000	29,025,348	0.53%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2014 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Global Tower Partners Acquisition Partners	4/17/2013	$15,981,000	$16,212,405	0.30%
HFG HEALTHCO-4 LLC 2011-1A A	5/26/2011, 9/22/2011	16,577,140	16,806,024	0.31%
HLSS Servicer Advance Receivables Back 2013-T4 AT4	2/13/2014	1,096,625	1,092,810	0.02%
HLSS Servicer Advance Receivables Back 2014-T1 AT1	1/14/2014	19,424,986	19,432,207	0.36%
HLSS Servicer Advance Receivables Back 2013-T2 B2	2/14/2014	8,042,453	8,010,025	0.15%
HLSS Servicer Advance Receivables Back 2013-T1 A2	2/12/2014, 2/13/2014	24,541,782	24,450,720	0.45%
HLSS Servicer Advance Receivables Back 2013-T1 B2	2/14/2014	5,746,406	5,728,869	0.11%
HLSS Servicer Advance Receivables Back 2013-T5 BT5	2/12/2014	9,333,422	9,310,230	0.17%
HLSS Servicer Advance Receivables Back 2012-T2 B2	2/13/2014, 2/14/2014	14,266,672	14,289,339	0.26%
Insite Issuer LLC	8/19/2013	11,613,000	12,059,116	0.22%
MMAF Equipment Finance LLC 2013-AA A2	8/7/2013	20,653,837	20,667,053	0.38%
PFS Financing Corpation 2013-B A	1/31/2014	4,002,344	4,002,083	0.07%
PFS Financing Corpation 2014-AA A	2/4/2014	26,000,000	25,999,969	0.48%
PFS Financing Corpation 2012-BA B	1/31/2014	18,833,746	18,835,644	0.35%
PFS Financing Corpation 2011-BA A	9/27/2013	4,749,005	4,737,017	0.09%
PFS Financing Corpation 2011-BA B	11/3/2011	4,000,000	4,013,896	0.07%
Progresso Receivables Funding I LLC 2013-A CL A	6/14/2013	14,984,000	15,021,460	0.28%
Global SC Finance SRL 2012-1A CL A	7/25/2012	8,944,060	9,048,174	0.17%
Store Master Funding LLC 2012-1A CLA	8/31/2012	16,811,925	18,181,623	0.33%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2014 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
TAL Advantage LLC 2006-1A 6/28/12, 7/16/12, 7/31/12, 8/7/12,	9/11/12, 10/10/12	$9,302,543	$9,419,843	0.17%
Textainer Marine Containers Ltd 2012-1A A	1/18/2013	14,469,038	14,031,840	0.26%
Triton Container Finance LLC 2006-1A	4/17/2013	6,569,721	6,368,220	0.12%
Unison Ground Lease Fund	3/12/2013	10,782,695	10,953,918	0.20%
Unison Ground Lease Fund	3/12/2013	3,768,000	3,686,574	0.07%
Unison Ground Lease Fund	12/13/2012	24,059,000	21,988,064	0.40%
WCP Issuer LLC 2013-1 CL B	8/1/2013	15,347,000	16,115,546	0.30%
Boart Longyear Management Pty Ltd	9/20/2013	21,104,000	21,895,400	0.40%
British Airways plc	6/25/2013	8,375,000	8,909,325	0.16%
Delta Airlines 2012-1B	6/27/2012	2,158,901	2,358,599	0.04%
Delta Airlines N671US	8/16/2012	17,745,840	17,834,569	0.33%
Woodbine Acquisition LLC	1/9/2014, 1/13/2014	28,865,894	28,755,680	0.53%
Kar Auction Services Term Loan BL1252123	3/7/2014	14,972,000	15,035,332	0.28%
La Frontera Generation Term Loan B 5/9/2013, 5/15/2013, 5/22/2013, 5/23/2013, 10/2/2013, 10/3/2013,	1/3/2014	29,969,765	30,103,311	0.55%
Nielsen Finance LLC Term Loan LN 284932	2/25/2013	11,664,150	11,666,736	0.21%
OCI Beaumont LLC Term Loan B1	8/13/2013, 9/24/2013, 9/25/2013	16,390,647	16,682,390	0.31%
Toys R Us Property Term Loan 7/31/2013, 10/17/2013, 12/4/2013, 12/18/2013,	2/3/2014, 2/11/2014	24,964,258	24,395,055	0.45%
		$1,567,469,660	$1,568,770,923	28.82%

FPA NEW INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014
(Unaudited)

ASSETS
Investments at value:
Investments securities — at fair value (identified cost $5,363,633,935)	$5,274,536,208
Short-term investments — at cost plus interest earned (maturities 60 days or less)	158,111,467	$5,432,647,675
Cash		728
Receivable for:
Interest	$26,272,975
Investment Securities sold	7,245,927
Capital Stock sold	11,074,494	44,593,396
		$5,477,241,799
LIABILITIES
Payable for:
Investment securities purchased	$27,089,311
Capital Stock repurchased	4,195,816
Advisory fees	2,296,403
Accrued expenses and other liabilities	297,870	33,879,400
NET ASSETS		$5,443,362,399
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 600,000,000 shares; outstanding 526,737,199 shares		$5,267,372
Additional paid in capital		5,731,305,834
Accumulated net realized loss		(235,828,355)
Undistributed net investment income		31,715,275
Unrealized depreciation of investments		(89,097,727)
NET ASSETS		$5,443,362,399
NET ASSET VALUE
Offering and redemption price per share		$10.33

See notes to financial statements.

FPA NEW INCOME, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2014
(Unaudited)

INVESTMENT INCOME
Interest		$98,610,734
EXPENSES
Advisory fees	$12,924,931
Transfer agent fees and expenses	1,282,598
Custodian fees and expenses	166,559
Reports to shareholders	152,480
Directors' fees and expenses	105,000
Registration fees	80,432
Audit fees	37,980
Legal fees	12,831
Other expenses	49,785	14,812,596
Net investment income		$83,798,138
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$2,444,489,529
Cost of investment securities sold	2,466,266,222
Net realized loss on investments		$(21,776,693)
Unrealized depreciation of investments:
Unrealized depreciation at beginning of period	$(68,012,040)
Unrealized depreciation at end of period	(89,097,727)
Change in unrealized depreciation of investments		(21,085,687)
Net realized and unrealized loss on investments		$(42,862,380)
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$40,935,758

See notes to financial statements.

FPA NEW INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2014 (Unaudited)		For the Year Ended September 30, 2013
INCREASE IN NET ASSETS
Operations:
Net investment income	$83,798,138		$135,765,350
Net realized gain (loss) on investments	(21,776,693)		(26,486,105)
Decrease in unrealized appreciation of investments	(21,085,687)		(75,600,542)
Increase in net assets resulting from operations		$40,935,758		$33,678,703
Dividends to shareholders from net investment income		(97,048,341)		(149,351,776)
Capital Stock transactions:
Proceeds from Capital Stock sold	$1,593,437,912		$2,091,317,496
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	77,289,157		115,048,142
Cost of Capital Stock repurchased*	(1,203,819,466)	466,907,603	(2,149,805,799)	56,559,839
Total change in net assets		$410,795,020		$(59,113,234)
NET ASSETS
Beginning of period		5,032,567,379		5,091,680,613
End of period		$5,443,362,399		$5,032,567,379
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		154,379,266		198,339,785
Shares issued to shareholders upon reinvestment of dividends and distributions		7,496,646		10,913,447
Shares of Capital Stock repurchased		(116,629,569)		(203,499,236)
ChangeIncrease in Capital Stock outstanding		45,246,343		5,753,996

*  Net of redemption fees of $511,087 and $846,642 for the periods ended March 31, 2014, and September 30, 2013, respectively.

See notes to financial statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2014		For the Year Ended September 30,
	(Unaudited)		2013	2012	2011	2010	2009
Per share operating performance:
Net asset value at beginning of period	$10.45		$10.70	$10.84	$11.04	$11.09	$11.06
Income from investment operations:
Net investment income	$0.17		$0.28	$0.27	$0.43	$0.36	$0.36
Net realized and unrealized gain (loss) on investment securities	(0.09)		(0.21)	(0.04)	(0.16)	(0.04)	0.08
Total from investment operations	$0.08		$0.07	$0.23	$0.27	$0.32	$0.44
Less dividends from net investment income	$(0.20)		$(0.32)	$(0.37)	$(0.47)	$(0.37)	$(0.41)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$10.33		$10.45	$10.70	$10.84	$11.04	$11.09
Total investment return**	0.78%		0.66%	2.18%	2.47%	2.90%	4.03%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$5,443,362		$5,032,567	$5,091,681	$4,276,200	$4,145,399	$3,813,468
Ratio of expenses to average net assets	0.57	%†	0.58%	0.57%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.21	%†	2.74%	2.21%	3.94%	2.98%	3.20%
Portfolio turnover rate	101	%†	84%	77%	117%	78%	64%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the six months ended March 31, 2014 is not annualized.

†  Annualized

See notes to financial statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2014

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower-yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgaged-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $2,905,432,440 for the period ended March 31, 2014.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2014, the Fund paid aggregate fees of $105,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities at March 31, 2014 for federal income tax purposes was $5,372,240,925. Gross unrealized appreciation and depreciation for all securities at March 31, 2014 for federal income tax purposes was $19,149,263 and $116,853,980, respectively, resulting in net unrealized depreciation of $97,704,717. As of and during the period ended March 31, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2010 or by state tax authorities for years ended before September 30, 2009.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2014, the Fund collected $511,087 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates fair value.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Bonds & Debentures
Commercial Mortgage-Backed
Agency Stripped	—	$399,678,653	—	$399,678,653
Non-Agency	—	319,072,121	—	319,072,121
Agency	—	113,703,305	—	113,703,305
Residential Mortgage-Backed
Agency Pool Fixed Rate	—	251,559,399	—	251,559,399
Agency Collateralized Mortgage Obligation	—	945,859,703	—	945,859,703
Non-Agency Collateralized Mortgage Obligation	—	468,151,986	$10,216,403	478,368,389
Agency Stripped	—	118,029,417	—	118,029,417
Agency Pool Adjustable Rate Mortgages	—	2,199,274	—	2,199,274
Asset-Backed Securities
Auto	—	836,266,857	—	836,266,857
Other	—	546,792,269	—	546,792,269
U.S. Treasuries	—	781,740,476	—	781,740,476
Corporate Bonds and Debentures	—	383,383,521	—	383,383,521
Corporate Bank Debt	—	97,882,824	—	97,882,824
Short-Term Investments	—	158,111,467	—	158,111,467
Total Investments	—	$5,422,431,272	$10,216,403	$5,432,647,675

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2014:

Investment	Beginning Value at September 30, 2013	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Net Transfers In (Out)	Ending Value at March 31, 2014
Non-Agency Collateralized Mortgage Obligation	$10,657,536	$665,232	$—	$(1,106,365)	$—	$10,216,403

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1, 2, or 3 during the year period March 31, 2014. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of March 31, 2014:

Financial Assets	Fair Value at March 31, 2014	Valuation Technique(s)	Unobservable Inputs	Price/Range
Non-Agency Collateralized Mortgage Obligation	$10,216,403	Pricing Model*	Prices Discount	$49.79-$61.63 ($55.04) 1.5%-18.3% (6.3%)

*  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

NOTE 8 — Distribution to Shareholders

On March 31, 2014, the Board of Directors declared a dividend from net investment income of $0.08 per share payable April 2, 2014 to shareholders of record on March 31, 2014. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2014.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$38,112,000	$38,112,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $38,877,313 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2014

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2013	$1,000.00	$1,000.00
Ending Account Value March 31, 2014	$1,007.80	$1,022.12
Expenses Paid During Period*	$2.85	$2.88

*  Expenses are equal to the Fund's annualized expense ratio of 0.57%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2014 (182/365 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)*	Director and Chairman† Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (77)*	Director† Years Served: 5	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7
Alfred E. Osborne, Jr. – (69)*	Director† Years Served: 14	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum Corporation.
A. Robert Pisano – (71)*	Director† Years Served: 1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (71)*	Director† Years Served: 8	Retired. Formerly Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (65)	Director† Portfolio Manager Years Served: 30	Chief Executive Officer of the Adviser.	2
Thomas H. Atteberry – (60)	Chief Executive Officer & Portfolio Manager Years Served: 9	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.
J. Richard Atwood – (53)	Treasurer Years Served: 17	Chief Operating Officer of the Adviser.
Christopher H. Thomas – (57)	Chief Compliance Officer Years Served: 19	Vice President and Chief Compliance Officer of the Adviser.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Sherry Sasaki – (59)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 8	Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi- annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 21, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: May 21, 2014